FIDUCIARY MANAGEMENT ASSOCIATES -
GROWTH PORTFOLIO

500 PLAZA DRIVE, SECAUCUS, NJ 07094, (201) 319-4000


ANNUAL REPORT
SEPTEMBER 30, 1996




LETTER TO SHAREHOLDERS       FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

November 4, 1996

Dear Shareholder:

We are pleased to report on equity market activity and investment results for Fiduciary Management Associates - Growth Portfolio. Shown below are FMA's total returns for the most recent six- and twelve-month periods ended September 30, 1996. For comparison, we've also shown returns for the S&P 500 Stock Index, a common measure of the broad stock market, and for the Russell 2000 Index, which measures the performance of small-cap U.S. stocks.

                                     TOTAL RETURN
                           PERIODS ENDED SEPTEMBER 30, 1996
                           6-MONTH PERIOD   12-MONTH PERIOD
                           --------------   ---------------
FMA - GROWTH PORTFOLIO           8.03%            41.04%
S&P 500 STOCK INDEX              7.71             20.32
RUSSELL 2000 INDEX               5.36             13.13


THE S&P AND RUSSELL INDICES ARE UNMANAGED.


On page 3, we've also provided a chart that shows the performance of a hypothetical $10,000 investment in FMA over the 10-year period ended September 30, 1996.

THE FISCAL YEAR IN REVIEW
Throughout the past year, the Portfolio has benefited from many of the investment strategies implemented in 1995. We continued to underweight technology holdings relative to the Portfolio's benchmark, the Russell 2000 Index, during most of the past year. Not until the general sell-off of technology issues in July did we increase our technology stake to approximately 15-17% of net assets, the highest level since July 1995.

The Portfolio continued to overweight energy holdings relative to the benchmark, with energy issues accounting for 11% of net assets at the time of this report. Within the energy sector, we continue to see rising daily rates for offshore drilling rigs. At the same time, the worldwide shortage of offshore drilling rigs is becoming increasingly apparent to the investment community. After strong performance in 1995, drilling companies have been the best performing equity sector to-date in 1996.

We continue to like Diamond Offshore Drilling, Rowan Companies, and Noble Drilling. We also believe the outlook for the U.S. refining business is positive and have increased our exposure to Diamond Shamrock.

The Portfolio has also benefited from an overweight position in the lodging sector. We began amassing this stake, which currently accounts for 7% of the portfolio's holdings, in late 1995. We see a tremendous room shortage relative to demand in the high-end segment of this business, and we particularly favor Host Marriott. In addition, we have purchased holdings in three companies which offer business and leisure travelers accommodations on an extended basis. While the average stay in these facilities is six weeks, approximately a quarter of all guests stay at least six months. Holdings servicing this new and rapidly expanding market are: Extended Stay America, Suburban Lodges of America, and Studio Plus Hotels.

Footwear and apparel companies have continued to report strong earnings. Holdings in Nine West Group and Timberland have added to the Portfolio's gains. Trends favoring casual wear have likewise benefited our positions in Tommy Hilfiger and Jones Apparel Group.

With oil at $25 per barrel, the airline industry has suffered and our exposure in this area has hurt performance during the last several months. Nevertheless, we continue to own Continental Airlines, Alaska Air Group, and America West Airlines. Airplanes are flying with record average passenger loads--71% for the year-to-date period compared with 66% in 1995. Last year was the first time in several years airlines were generally profitable, and we believe we are in the second year of a positive, multi-year cycle for the industry. Airlines are using their cash flow to pay down debt and restructure their balance sheets. As demand outpaces capacity growth, pricing power is increasing. This contrasts sharply with past cycles when airlines used profits to buy more planes and increase capacity in order to maximize revenue growth, only to erode their pricing power.


1



                             FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

MARKET AND ENVIRONMENT OUTLOOK
The market continues to benefit from modest economic growth and modest inflation. Companies reporting better-than-average earnings are gaining attention in the marketplace, driving market valuations higher.

Looking forward, our outlook for the U.S. economy and equities remains positive. However, an increase in interest rates would put some pressure on price/earnings ratios, which means that stocks with higher P/Es could become vulnerable. As a result, we continue to focus on the underlying earnings of each company, working to avoid the risk of unsustainable valuations.

We remain enthusiastic about the growth potential of small-cap stocks. After underperforming large-cap stocks in 1994, 1995, and 1996 year-to-date, we believe that small-cap stocks offer very attractive valuations on a relative basis. We are hopeful that the relative value of small-cap issues will soon be recognized in the marketplace.

Thank you for your continued interest and investment in FMA - Growth Portfolio. We look forward to reporting to you on future market activity and Portfolio investment results.

Sincerely,


Alden M. Stewart
President


Randall E. Hasse
Vice President and Portfolio Manager


2



                             FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
GROWTH OF A $10,000 INVESTMENT:
9/30/86 TO 9/30/96

$39,000
$34,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
S&P 500
FMA: $33,658
RUSSELL 2000
9/30/86
9/30/96


This chart illustrates the total value of a hypothetical $10,000 investment in FMA with dividends and capital gains reinvested. Past performance is not indicative of future results.

For comparison, we've shown the unmanaged Russell 2000 and S&P 500 Stock Indices. The S&P 500 Stock Index is a common measure of the broad U.S. stock market while the Russell 2000 Index measures small-cap stocks.


FMA
S&P 500
Russell 2000


3



TEN LARGEST HOLDINGS
SEPTEMBER 30, 1996           FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                      VALUE        PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Nine West Group, Inc.                    $ 5,208,000               3.3%
Telephone and Data Systems, Inc.           4,359,075               2.7
USA Waste Services, Inc.                   4,170,600               2.6
Host Marriott Corp.                        3,959,950               2.5
Diamond Offshore Drilling, Inc.            3,895,320               2.4
Rowan Cos., Inc.                           3,844,200               2.4
Republic Industries, Inc.                  3,413,300               2.1
Office Max, Inc.                           3,219,300               2.0
Diamond Shamrock, Inc.                     3,103,162               1.9
Millicom International Cellular, S.A.      2,866,625               1.8
                                         $38,039,532              23.7%


4



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1996           FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.3%
CONSUMER PRODUCTS & SERVICES-26.9%
ADVERTISING-2.0%
HA-LO Industries, Inc. *                         48,400      $ 1,403,600
Outdoor Systems, Inc. *                          37,400        1,757,800
                                                             ------------
                                                               3,161,400

AIRLINES-2.4%
Alaska Air Group, Inc. *                         45,500          972,562
America West Airlines, Inc. *                   123,400        1,449,950
Continental Airlines, Inc. *                     61,600        1,378,300
                                                             ------------
                                                               3,800,812

APPAREL-2.7%
Jones Apparel Group, Inc. *                      18,900        1,204,875
Timberland Co. *                                 38,100          781,050
Tommy Hilfiger Corp. *                           40,700        2,411,475
                                                             ------------
                                                               4,397,400

COMMERCIAL SERVICES-1.3%
TeleSpectrum Worldwide, Inc. *                  108,000        2,106,000

ENTERTAINMENT & LEISURE-0.5%
Heritage Media Corp. *                           41,700          787,088

RESTAURANTS & LODGING-6.6%
Doubletree Corp. *                               21,600          861,300
Extended Stay America, Inc. *                    75,900        1,555,950
Host Marriott Corp. *                           273,100        3,959,950
Interstate Hotels Co. *                          34,000          939,250
La Quinta Inns, Inc.                             53,650        1,046,175
Studio Plus Hotels, Inc. *                       70,700        1,166,550
Suburban Lodges of America, Inc. *               46,700          980,700
                                                             ------------
                                                              10,509,875

RETAILING-8.6%
Cross-Continent Auto Retailers, Inc. *           35,600          818,800
Designer Holdings, Ltd. *                        74,400        1,943,700
Industrie Natuzzi S.p.A. (ADR) (a)               37,900        1,762,350
Marker International *                           92,000          897,000
Nine West Group, Inc. *                          96,000        5,208,000
Office Max, Inc. *                              229,950        3,219,300
                                                             ------------
                                                              13,849,150

OTHER-2.8%
Equity Corp. International *                     34,600        1,098,550
Loewen Group, Inc. (b)                           63,200        2,646,500
Stewart Enterprises, Inc.                        23,450          791,437
                                                             ------------
                                                               4,536,487
                                                             ------------
                                                              43,148,212

TECHNOLOGY-25.4%
COMPUTER PERIPHERALS-2.3%
Western Digital Corp. *                          37,800        1,516,725
Xircom, Inc. *                                  137,400        2,232,750
                                                             ------------
                                                               3,749,475


5



PORTFOLIO OF INVESTMENTS
(CONTINUED)                  FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES-8.6%
Applix, Inc. *                                   65,600      $ 1,722,000
Business Objects, S.A. (ADR) *(c)                56,000        1,078,000
Comverse Technology, Inc. *                      38,100        1,481,138
DST Systems, Inc. *                              28,100          899,200
Exabyte Corp. *                                  86,100        1,291,500
IDT Corp. *                                      81,200        1,360,100
Integrated Systems, Inc. *                       35,400        1,168,200
Madge Networks N.V. *(d)                          6,200           78,275
Network General Corp. *                          67,700        1,548,637
Radius, Inc. *                                      457              743
Sterling Software, Inc. *                        20,400        1,558,050
Storage Technology Corp. *                       42,000        1,590,750
                                                             ------------
                                                              13,776,593

ELECTRONICS-4.7%
BMC Industries, Inc.                             50,200        1,436,975
Cable Design Technologies Corp. *                33,100        1,324,000
Harman International Industries, Inc.            41,400        2,018,250
Kent Electronics Corp.*                          14,700          319,725
Uniphase Corp. *                                 28,500        1,204,125
VLSI Technology, Inc. *                          75,000        1,218,750
                                                             ------------
                                                               7,521,825

OFFICE EQUIPMENT-0.7%
Lexmark International Group, Inc. *              54,200        1,104,325

TELECOMMUNICATIONS-9.1%
Advanced Fibre Communications *                   4,300          107,500
Andrew Corp. *                                   23,800        1,187,025
ICG Communications, Inc. *                       71,853        1,508,913
Millicom International Cellular, S.A. *(e)       71,000        2,866,625
Premisys Communications, Inc. *                  35,900        1,319,325
Telephone and Data Systems, Inc.                108,300        4,359,075
United States Cellular Corp. *                   52,800        1,597,200
Westell Technologies, Inc. *                     37,000        1,637,250
                                                             ------------
                                                              14,582,913
                                                             ------------
                                                              40,735,131

BASIC INDUSTRIES-22.4%
CHEMICALS-3.5%
Crompton & Knowles Corp.                         94,900        1,553,987
Cytec Industries, Inc. *                         66,000        2,565,750
Landec Corp.                                     14,396          140,361
Polymer Group, Inc. *                           100,689        1,409,646
                                                             ------------
                                                               5,669,744

ENGINEERING & CONSTRUCTION-0.8%
EMCOR Group, Inc. *                              82,300        1,244,788

ENVIRONMENTAL CONTROL-7.1%
Allied Waste Industries, Inc. *                 112,900        1,044,325
Republic Industries, Inc. *                     117,700        3,413,300
United Waste Systems, Inc. *                     80,200        2,786,950
USA Waste Services, Inc. *                      132,400        4,170,600
                                                             ------------
                                                              11,415,175


6



                             FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
FOREST PRODUCTS-0.7%
Buckeye Cellulose Corp. *                        46,100      $ 1,198,600

METAL HARDWARE-5.0%
AK Steel Holding Corp.                           26,500        1,086,500
Alumax, Inc. *                                   46,900        1,571,150
Century Aluminum Co.                             95,400        1,407,150
Gibraltar Steel Corp. *                          21,500          483,750
Kaiser Aluminum Corp. *                          76,900          893,962
Olympic Steel, Inc. *                            21,500          577,813
Titanium Metals Corp. *                          44,700        1,296,300
Uranium Resources, Inc. *                        54,000          702,000
                                                             ------------
                                                               8,018,625

SURFACE TRANSPORTATION & SHIPPING-2.8%
Team Rental Group, Inc. *                       138,100        2,623,900
Xtra Corp.                                       44,900        1,902,637
                                                             ------------
                                                               4,526,537

TEXTILE PRODUCTS-2.5%
Mohawk Industries, Inc. *                        99,500        2,549,688
Unifi, Inc.                                      50,600        1,391,500
                                                             ------------
                                                               3,941,188
                                                             ------------
                                                              36,014,657

ENERGY-10.4%
OIL & GAS SERVICES-10.4%
Diamond Offshore Drilling, Inc. *                70,824        3,895,320
Diamond Shamrock, Inc.                           99,700        3,103,162
Global Marine, Inc. *                            46,500          732,375
KCS Energy, Inc.                                 44,600        1,588,875
Noble Drilling Corp. *                          168,500        2,548,563
Reading & Bates Corp. *                          36,400          987,350
Rowan Cos., Inc. *                              206,400        3,844,200
                                                             ------------
                                                              16,699,845

HEALTH CARE-3.9%
BIOTECHNOLOGY-1.7%
Centocor, Inc. *                                 35,900        1,274,450
Medimmune, Inc. *                                40,100          571,425
Neurex Corp. *                                   42,200          807,075
                                                             ------------
                                                               2,652,950

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-2.2%
Algos Pharmaceutical Corp. *                     55,500          777,000
GelTex Pharmaceuticals, Inc. *                   83,100        1,662,000
National Surgery Centers, Inc. *                 39,900        1,117,200
                                                             ------------
                                                               3,556,200
                                                             ------------
                                                               6,209,150

FINANCIAL SERVICES-3.0%
FINANCE-1.7%
First Merchants Acceptance Corp. *               39,000          780,000
Oxford Resources Corp. *                         87,800        1,876,725
                                                             ------------
                                                               2,656,725

INSURANCE-1.3%
Riscorp, Inc. *                                  28,900          502,138
Twentieth Century Industries, Inc. *             86,100        1,517,512
                                                             ------------
                                                               2,019,650
                                                             ------------
                                                               4,676,375


7



PORTFOLIO OF INVESTMENTS
(CONTINUED)                  FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
RESTRICTED SECURITIES & PRIVATE
  PLACEMENTS-0.3%
Menlo Ventures III, A Limited
  Partnership *(f)                            1,000,000     $    168,791
Oak Investment Partners III *(f)              2,000,000          273,832
Oscco II, A Limited Partnership *(f)            750,000           10,161
RCS II, A Limited Partnership *(f)            1,000,000           63,550
                                                             ------------
                                                                 516,334

Total Common Stocks & Other Investments
  (cost $130,958,333)                                        147,999,704


                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)          VALUE
-------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES-5.4%
Federal Home Loan Bank
  5.70%, 10/01/96                                $3,700     $  3,700,000
Federal Home Loan Mortgage Corp.
  5.20%, 11/04/96                                 5,000        4,975,445
Total Short-Term Debt Securities
  (amortized cost $8,675,445)                                  8,675,445

TOTAL INVESTMENTS-97.7%
  (cost $139,633,778)                                        156,675,149
Other assets less liabilities-2.3%                             3,765,384

NET ASSETS-100%                                             $160,440,533


*    Non-income producing security.
(a)  Country of origin - Italy.
(b)  Country of origin - Canada.
(c)  Country of origin - France.
(d)  Country of origin - Netherlands.
(e)  Country of origin - Luxembourg.
(f)  Illiquid security, valued at fair value (see Notes A & D).]

     Glossary:
     ADR - American Depository Receipt
     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $139,633,778)          $156,675,149
  Cash                                                                  483,140
  Receivable for investment securities sold                           9,813,988
  Dividends receivable                                                    2,207
  Total assets                                                      166,974,484

LIABILITIES
  Payable for investment securities purchased                         6,155,792
  Advisory fee payable                                                  300,868
  Accrued expenses                                                       77,291
  Total liabilities                                                   6,533,951

NET ASSETS                                                         $160,440,533

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                            $     41,144
  Additional paid-in capital                                         94,168,340
  Accumulated net realized gain                                      49,189,678
  Net unrealized appreciation of investments                         17,041,371
                                                                   $160,440,533

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (based on 4,114,385 shares of beneficial interest outstanding)         $39.00


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                            $  701,027
  Dividends (net of foreign taxes withheld of $3,189)    254,806   $  955,833

EXPENSES
  Advisory fee                                         1,155,617
  Administrative                                         118,966
  Custodian                                              106,973
  Audit and legal                                         80,082
  Trustees' fees                                          28,626
  Transfer agency                                         18,190
  Printing                                                11,137
  Registration                                             4,183
  Miscellaneous                                            9,281
  Total expenses                                                     1,533,055
  Net investment loss                                                 (577,222)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                  51,214,394
  Net change in unrealized appreciation of investments              (1,028,571)
  Net gain on investments                                           50,185,823

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $49,608,601



STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                        1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (577,222)  $   (281,092)
  Net realized gain on investments                   51,214,394     20,853,916
  Net change in unrealized appreciation of
    investments                                      (1,028,571)     9,662,236
  Net increase in net assets from operations         49,608,601     30,235,060

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                  (21,476,505)   (15,581,382)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                        4,173,519      7,046,188
  Total increase                                     32,305,615     21,699,866

NET ASSETS
  Beginning of year                                 128,134,918    106,435,052
  End of year                                      $160,440,533   $128,134,918


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Fiduciary Management Associates - Growth Portfolio (the "Fund") which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and ask price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. In determining fair value, consideration is given to cost, operating, and other financial data.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF NET ASSETS
As the Fund may not utilize net investment losses in future periods for tax purposes, the Fund reclassified net investment losses of $577,222 to accumulated net realized gain at September 30, 1996. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .1875 of 1% (approximately .75 of 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended September 30, 1996. Pursuant to the advisory agreement, the Fund paid $118,966 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1996.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $17,980 for the year ended September 30, 1996.

Brokerage commissions paid on securities transactions for the year ended September 30, 1996 amounted to $609,329, none of which was paid to affiliated brokers.


11



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government Securities) aggregated $259,498,322 and $277,519,919, respectively, for the year ended September 30, 1996. At September 30, 1996, the cost of securities for federal income tax purposes was $140,198,544. Accordingly, gross unrealized appreciation of investments was $22,859,103 and gross unrealized depreciation of investments was $6,382,498 resulting in net unrealized appreciation of $16,476,605.


NOTE D: ILLIQUID SECURITIES

                                             DATE
                                           ACQUIRED        COST         VALUE
                                           --------    ----------    ---------
Menlo Ventures III, A Limited Partnership   7/28/83    $  401,747     $168,791
Oak Investment Partners III                 9/28/83     1,410,836      273,832
Oscco II, A Limited Partnership             2/16/84       663,779       10,161
RCS II, A Limited Partnership              12/29/82       147,462       63,550
                                                       $2,623,824     $516,334

The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A.

The value of these securities at September 30, 1996 represents 0.3% of net assets.

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in shares were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,   SEPTEMBER 30,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold               31,000       673,646     $ 1,145,925     $15,835,914
Shares issued in
  reinvestment of
  distributions          736,943            -0-     21,430,299              -0-
Shares redeemed         (548,790)     (332,821)    (18,402,705)     (8,789,726)
Net increase             219,153       340,825     $ 4,173,519     $ 7,046,188


12



FINANCIAL HIGHLIGHTS         FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                 YEAR ENDED SEPTEMBER 30,
                                            -------------------------------------------------------------
                                                1996        1995         1994         1993        1992
                                            ----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year            $32.90      $29.94       $31.29       $27.41       $30.93

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.14)       (.07)        (.20)        (.10)        (.07)
Net realized and unrealized gain (loss)
  on investments                               11.75        7.51         (.93)        7.29        (2.24)
Net increase (decrease) in net asset
  value from operations                        11.61        7.44        (1.13)        7.19        (2.31)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-         -0-          -0-          -0-        (.07)
Distributions from net realized gains          (5.51)      (4.48)        (.22)       (3.31)       (1.14)
Total dividends and distributions              (5.51)      (4.48)        (.22)       (3.31)       (1.21)
Net asset value, end of year                  $39.00      $32.90       $29.94       $31.29       $27.41

TOTAL RETURN
Total investment return based on net
  asset value (a)                              41.04%      30.94%       (3.63)%      27.79%       (7.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $160,441    $128,135     $106,435     $138,932     $129,188
Ratio of expenses to average net assets         1.05%       1.11%         .98%         .97%         .92%
Ratio of net investment loss to average
  net assets                                    (.40)%      (.26)%       (.42)%       (.31)%       (.19)%
Portfolio turnover rate                          194%        159%         116%         100%         122%
Average commission rate(b)                    $.0598          --           --           --           --


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


13



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
FIDUCIARY MANAGEMENT ASSOCIATES-GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Fiduciary Management Associates-Growth Portfolio, including the portfolio of investments, as of September 30 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary Management Associates-Growth Portfolio at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York
November 1, 1996


14



                             FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)

WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
JACK KOLTES, VICE PRESIDENT

TIMOTHY D. RICE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


15